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                                                                    EXHIBIT 23.2



Synetic, Inc.
669 River Drive
Elmwood Park, NJ  07047-1361


Dear Ladies and Gentlemen:

     We hereby consent to the incorporation by reference into the Synetic, Inc. Registration Statements on Form S-8 (File Nos. 33-34925, 33-34926, 33-38446, 33-46639, 33-46640, 333-19043, 333-21555 and 333-36041), filed with the Securities and Exchange Commission, of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998. We also consent to all references to our firm included in such Registration Statements.



Columbus, Ohio
September 15, 1998                            Very truly yours,


                                              KEGLER, BROWN, HILL
                                                & RITTER CO., L.P.A.


                                              By:  /s/ Jack A. Bjerke
                                                 -------------------------------
                                                 Jack A. Bjerke, Vice President